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                      VANGUARD SPECIALIZED PORTFOLIOS, INC.
                        GOLD & PRECIOUS METALS PORTFOLIO
                              Prospectus Supplement

                                 March 20, 1997

The Board of Directors of Vanguard Specialized Portfolios, Inc. (the "Fund") has approved a revised investment advisory agreement with M&G Investment Management Ltd. ("M&G"), the Fund's investment adviser for the Gold & Precious Metals Portfolio (the "Portfolio"). The revised agreement involves a reduction in the annual rate of advisory fees to be paid to M&G.

        Under the terms of the new agreement, the Portfolio will pay M&G a basic advisory fee at the end of each fiscal quarter based on the Portfolio's aggregate average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

   Net Assets                     Annual Basic Fee Rate
   ----------------------------------------------------
   First $100 million                        0.30%

   Next $150 million                         0.20

   Next $250 million                         0.15

   Over $500 million                         0.10

The revised investment advisory agreement replaces the Fund's original agreement with the adviser dated February 1, 1987, and went into effect on December 1, 1996.

        Graham E. French assumes the portfolio management responsibilities formerly held by David J. Hutchins for the Gold & Precious Metals Portfolio. Mr. French has served as a member of the Portfolio's management team since 1991, two years after joining M&G.

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